SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 15, 2003


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
                  (Originator of FNANB Credit Card Master Trust
                    and FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


United States                       333-88564                   58-1897792
-------------                       ---------                   ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------


                  The Noteholders Statement for the month of June 2003 was distributed to the Series 2002-A Noteholders on July 15, 2003.

                  The Noteholders Statement for the month of June 2003 was distributed to the Series 2003-A Noteholders on July 15, 2003.


Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
Exhibit 99:

         99.1     Series  2002-A  Noteholders  Statement  for the  month of June
                  2003.

         99.2     Series  2003-A  Noteholders  Statement  for the  month of June
                  2003.







                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                    FIRST NORTH AMERICAN
                                    NATIONAL BANK, as
                                    Servicer




                                    By:      /s/Philip J. Dunn
                                             Philip J. Dunn
                                             Vice President





Date:  July 15, 2003






















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST

















                                INDEX TO EXHIBITS




        Exhibit
        Number                     Exhibit
        ------                     -------

         99.1     Series  2002-A  Noteholders  Statement  for the  month of June
                  2003.

         99.2     Series  2003-A  Noteholders  Statement  for the  month of June
                  2003.